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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 7, 1997
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                             BANPONCE CORPORATION
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            (Exact name of registrant as specified in its charter)


COMMONWEALTH OF PUERTO RICO       NO. 0-13818              NO. 66-0416582
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(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)           Identification No.)


         209 MUNOZ RIVERA AVENUE
          HATO REY, PUERTO RICO                                  00918
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (787) 765-9800
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        (Former name or former address, if changed since last report)
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Item 5. Other Events

         On April 7, 1997, BanPonce Corporation (the "Corporation") announced by way of a news release, its operational results for the quarter ended March 31, 1997. A copy of the Corporation's release, dated April 7, 1997, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99(a) News release, dated April 7, 1997, announcing the Corporation and subsidiaries earnings for the quarter ended March 31, 1997.
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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BANPONCE CORPORATION
                                                 (Registrant)



Date: April 7, 1997                 By: /S/ Amilcar L. Jordan
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                                    Name:  Amilcar L. Jordan, Esq.
                                    Title: Senior Vice President and Comptroller
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                                Exhibit Index


Exhibit Number             Description

99(a)                      News release, dated April 7, 1997